Exhibit 99.2

Three months and six months ended June 30, 2021

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2

Production and Pricing	4

Consolidated Statements of Income	6

Consolidated Balance Sheets	8

Consolidated Statement of Cash Flows	10

2021E Guidance	11

Non-GAAP Reconciliations	12

Definitions	13

Adjusted Net Income	14

Adjusted EBITDA	16

Free Cash Flow	18

Recurring General and Administrative Expenses	20

Production Volumes by Asset Area : Three months ended, June 30, 2021

Production Volumes

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
Natural gas (Mcf/day)
Utica	691,876	748,885	721,321	775,070
SCOOP	194,513	154,224	173,704	158,813
Other	127	29	76	53

Total	886,516	903,138	895,101	933,936

Oil and condensate (Bbl/day)
Utica	1,125	1,208	1,168	308
SCOOP	4,824	2,757	3,756	4,186
Other	71	24	47	83

Total	6,020	3,989	4,971	4,577

NGL (Bbl/day)
Utica	2,735	2,586	2,658	2,532
SCOOP	9,073	7,047	8,027	8,411
Other	4	2	2	2

Total	11,812	9,635	10,687	10,945

Combined (Mcfe/day)
Utica	715,042	771,649	744,279	792,106
SCOOP	277,897	213,043	244,401	234,396
Other	577	182	373	563

Total	993,516	984,874	989,053	1,027,065

Production Volumes by Asset Area : Six months ended, June 30, 2021

Production Volumes

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Natural gas (Mcf/day)
Utica	691,876	780,791	759,176	780,426
SCOOP	194,513	126,294	142,878	159,349
Other	127	63	78	46

Total	886,516	907,148	902,132	939,821

Oil and condensate (Bbl/day)
Utica	1,125	1,336	1,285	450
SCOOP	4,824	2,508	3,071	4,680
Other	71	35	44	81

Total	6,020	3,879	4,400	5,211

NGL (Bbl/day)
Utica	2,735	2,638	2,661	2,865
SCOOP	9,073	6,200	6,899	8,692
Other	4	3	3	1

Total	11,812	8,841	9,563	11,558

Combined (Mcfe/day)
Utica	715,042	804,633	782,854	800,313
SCOOP	277,897	178,545	202,697	239,583
Other	577	288	358	536

Total	993,516	983,466	985,909	1,040,432

Production and Pricing : Three months ended, June 30, 2021

The following table summarizes production and related pricing for the three months ended June 30, 2021, as compared to such data for the three months ended June 30, 2020:

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
Natural gas sales
Natural gas production volumes (MMcf)	39,007	42,448	81,455	84,988
Natural gas production volumes (MMcf) per day	887	903	895	934
Total sales	111,718	109,069	220,787	140,688
Average price without the impact of derivatives ($/Mcf)	2.86	2.57	2.71	1.66
Impact from settled derivatives ($/Mcf)	(0.17)	(0.08)	(0.12)	0.99

Average price, including settled derivatives ($/Mcf)	2.69	2.49	2.59	2.65

Oil and condensate sales
Oil and condensate production volumes (MBbl)	265	187	452	417
Oil and condensate production volumes (MBbl) per day	6	4	5	5
Total sales	17,587	10,867	28,454	8,390
Average price without the impact of derivatives ($/Bbl)	66.37	58.11	62.95	20.14
Impact from settled derivatives ($/Bbl)	—	—	—	97.12

Average price, including settled derivatives ($/Bbl)	66.37	58.11	62.95	117.26

NGL sales
NGL production volumes (MBbl)	520	453	973	996
NGL production volumes (MBbl) per day	12	10	11	11
Total sales	16,077	13,004	29,081	10,252
Average price without the impact of derivatives ($/Bbl)	30.92	28.71	29.89	10.29
Impact from settled derivatives ($/Bbl)	—	—	—	—

Average price, including settled derivatives ($/Bbl)	30.92	28.71	29.89	10.29

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	43,715	46,289	90,004	93,463
Natural gas equivalents (MMcfe) per day	994	985	989	1,027
Total sales	145,382	132,940	278,322	159,330
Average price without the impact of derivatives ($/Mcfe)	3.33	2.87	3.09	1.70
Impact from settled derivatives ($/Mcfe)	(0.15)	(0.08)	(0.11)	1.33

Average price, including settled derivatives ($/Mcfe)	3.18	2.79	2.98	3.03

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.09	$0.15	$0.12	$0.14
Average taxes other than income ($/Mcfe)	$0.12	$0.08	$0.10	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.95	$1.19	$1.07	$1.22

Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	1.16	1.42	1.29	1.43

Production and Pricing : Six months ended, June 30, 2021

The following table summarizes production and related pricing for the six months ended June 30, 2021, as compared to such data for the six months ended June 30, 2020:

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Natural gas sales
Natural gas production volumes (MMcf)	39,007	124,279	163,286	171,047
Natural gas production volumes (MMcf) per day	887	907	902	940
Total sales	111,718	344,390	456,108	301,696
Average price without the impact of derivatives ($/Mcf)	2.86	2.77	2.79	1.76
Impact from settled derivatives ($/Mcf)	(0.17)	(0.03)	(0.06)	0.85

Average price, including settled derivatives ($/Mcf)	2.69	2.74	2.73	2.61

Oil and condensate sales
Oil and condensate production volumes (MBbl)	265	531	796	948
Oil and condensate production volumes (MBbl) per day	6	4	4	5
Total sales	17,587	29,106	46,693	31,541
Average price without the impact of derivatives ($/Bbl)	66.37	54.81	58.66	33.26
Impact from settled derivatives ($/Bbl)	—	—	—	52.67

Average price, including settled derivatives ($/Bbl)	66.37	54.81	58.66	85.93

NGL sales
NGL production volumes (MBbl)	520	1,211	1,731	2,103
NGL production volumes (MBbl) per day	12	9	10	12
Total sales	16,077	36,780	52,857	27,165
Average price without the impact of derivatives ($/Bbl)	30.92	30.37	30.54	12.92
Impact from settled derivatives ($/Bbl)	—	—	—	—

Average price, including settled derivatives ($/Bbl)	30.92	30.37	30.54	12.92

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	43,715	134,735	178,450	189,359
Natural gas equivalents (MMcfe) per day	994	983	986	1,040
Total sales	145,382	410,276	555,658	360,402
Average price without the impact of derivatives ($/Mcfe)	3.33	3.05	3.11	1.90
Impact from settled derivatives ($/Mcfe)	(0.15)	(0.02)	(0.06)	1.03

Average price, including settled derivatives ($/Mcfe)	3.18	3.03	3.05	2.93

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.09	$0.14	$0.13	$0.15
Average taxes other than income ($/Mcfe)	$0.12	$0.09	$0.10	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.95	$1.20	$1.13	$1.18

Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	1.16	1.43	1.36	1.40

Consolidated Statements of Income: Three months ended, June 30, 2021

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2020
REVENUES:
Natural gas sales	$111,718	$109,069	$140,688
Oil and condensate sales	17,587	10,867	8,390
Natural gas liquid sales	16,077	13,004	10,252
Net (loss) gain on natural gas, oil and NGL derivatives	(139,658)	(107,261)	26,971

Total Revenues	5,724	25,679	186,301

OPERATING EXPENSES:
Lease operating expenses	4,116	6,871	13,078
Taxes other than income	5,056	3,645	6,300
Transportation, gathering, processing and compression	41,376	55,219	113,865
Depreciation, depletion and amortization	32,362	21,617	64,790
Impairment of oil and natural gas properties	117,813	—	532,880
General and administrative expenses	6,518	6,418	9,766
Restructuring and liability management expenses	—	—	617
Accretion expense	226	424	755

Total Operating Expenses	207,467	94,194	742,051

(LOSS) INCOME FROM OPERATIONS	(201,743)	(68,515)	(555,750)

OTHER EXPENSE (INCOME):
Interest expense	8,894	898	32,366
Gain on debt extinguishment	—	—	(34,257)
Loss from equity method investments, net	—	—	45
Reorganization items, net	—	(305,617)	—
Other expense	(1,051)	1,958	7,164

Total Other Expense	7,843	(302,761)	5,318

(LOSS) INCOME BEFORE INCOME TAXES	(209,586)	234,246	(561,068)
Income tax benefit	—	(7,968)	—

NET (LOSS) INCOME	$(209,586)	$242,214	$(561,068)

Dividends on New Preferred Stock	$(1,031)	$—	$—

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(210,617)	$242,214	$(561,068)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$(10.36)	$1.51	$(3.51)
Diluted	$(10.36)	$1.51	$(3.51)
Weighted average common shares outstanding—Basic	20,321	$160,887	159,934
Weighted average common shares outstanding—Diluted	20,321	160,887	159,934

Consolidated Statements of Income: Six months ended, June 30, 2021

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2020
REVENUES:
Natural gas sales	$111,718	$344,390	$301,696
Oil and condensate sales	17,587	29,106	31,541
Natural gas liquid sales	16,077	36,780	27,165
Net (loss) gain on natural gas, oil and NGL derivatives	(139,658)	(137,239)	125,237

Total Revenues	5,724	273,037	485,639

OPERATING EXPENSES:
Lease operating expenses	4,116	19,524	27,773
Taxes other than income	5,056	12,349	12,937
Transportation, gathering, processing and compression	41,376	161,086	224,222
Depreciation, depletion and amortization	32,362	62,764	142,818
Impairment of oil and natural gas properties	117,813	—	1,086,225
Impairment of other property and equipment	—	14,568	—
General and administrative expenses	6,518	19,175	25,388
Restructuring and liability management expenses	—	—	617
Accretion expense	226	1,229	1,496

Total Operating Expenses	207,467	290,695	1,521,476

(LOSS) INCOME FROM OPERATIONS	(201,743)	(17,658)	(1,035,837)

OTHER EXPENSE (INCOME):
Interest expense	8,894	4,159	65,356
Gain on debt extinguishment	—	—	(49,579)
Loss from equity method investments, net	—	342	10,834
Reorganization items, net	—	(266,898)	—
Other expense	(1,051)	1,711	8,868

Total Other Expense (Income)	7,843	(260,686)	35,479

(LOSS) INCOME BEFORE INCOME TAXES	(209,586)	243,028	(1,071,316)
Income tax (benefit) expense	—	(7,968)	7,290

NET (LOSS) INCOME	$(209,586)	$250,996	$(1,078,606)

Dividends on New Preferred Stock	$(1,031)	$—	$—

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(210,617)	$250,996	$(1,078,606)

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(10.36)	$1.56	$(6.75)
Diluted	$(10.36)	$1.56	$(6.75)
Weighted average common shares outstanding—Basic	20,321	160,834	159,847
Weighted average common shares outstanding—Diluted	20,321	160,834	159,847

Consolidated Balance Sheets

(In thousands, except share data)

	Successor	Predecessor
	June 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$9,389	$89,861
Restricted cash	29,135	—
Accounts receivable—oil and natural gas sales	140,663	119,879
Accounts receivable—joint interest and other	10,695	12,200
Prepaid expenses and other current assets	24,737	160,664
Short-term derivative instruments	2,223	27,146

Total current assets	216,842	409,750

Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	1,737,778	9,359,866
Unproved properties	224,214	1,457,043
Other property and equipment	6,914	88,538
Total property and equipment	1,968,906	10,905,447
Less: accumulated depletion, depreciation and amortization	(150,175)	(8,819,178)

Total property and equipment, net	1,818,731	2,086,269

Other assets:
Equity investments	—	24,816
Long-term derivative instruments	3,014	322
Operating lease assets	44	342
Other assets	27,557	18,372

Total other assets	30,615	43,852

Total assets	$2,066,188	$2,539,871

Consolidated Balance Sheets

(In thousands, except share data)

	Successor	Predecessor
	June 30, 2021	December 31, 2020
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$397,800	$244,903
Short-term derivative instruments	192,730	11,641
Current portion of operating lease liabilities	39	—
Current maturities of long-term debt	60,000	253,743

Total current liabilities	650,569	510,287

Non-current liabilities:
Long-term derivative instruments	113,470	36,604
Asset retirement obligation	19,347	—
Non-current operating lease liabilities	5	—
Long-term debt, net of current maturities	773,847	—

Total non-current liabilities	906,669	36,604

Liabilities subject to compromise	—	2,293,480

Total liabilities	$1,557,238	$2,840,371
Mezzanine Equity:
New Preferred Stock - $0.0001 par value; 110 thousand shares authorized, 55.9 thousand issued and outstanding at June 30, 2021	55,860	—
Stockholders’ equity (deficit):
Predecessor common stock - $0.01 par value, 200.0 million shares authorized, 160.8 million at December 31, 2020	—	1,607
Predecessor accumulated other comprehensive loss	—	(43,000)
New Common Stock - $0.0001 par value, 42.0 million shares authorized, 20.6 million issued and outstanding at June 30, 2021	2	—
Additional paid-in capital	693,919	4,213,752
New Common Stock held in reserve, 937 thousand shares	(30,216)	—
Accumulated deficit	(210,615)	(4,472,859)

Total stockholders’ equity (deficit)	$453,090	$(300,500)

Total liabilities, mezzanine equity and stockholders’ equity (deficit)	$2,066,188	$2,539,871

Consolidated Statement of Cash Flows: Six months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2020
Cash flows from operating activities:
Net income (loss)	$(209,586)	$250,996	$(1,078,606)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depletion, depreciation and amortization	32,362	62,764	142,818
Impairment of oil and natural gas properties	117,813	—	1,086,225
Impairment of other property and equipment	—	14,568	—
Loss from equity investments	—	342	10,834
Gain on debt extinguishment	—	—	(49,579)
Net loss (gain) on derivative instruments	139,658	137,239	(125,237)
Net cash receipts on settled derivative instruments	(6,689)	(3,361)	195,232
Non-cash reorganization items, net	—	(446,012)	—
Deferred income tax expense	—	—	7,290
Other, net	(397)	1,725	9,844
Changes in operating assets and liabilities, net	(34,796)	153,894	48,401

Net cash provided by operating activities	38,365	172,155	247,222

Cash flows from investing activities:
Additions to oil and natural gas properties	(40,424)	(102,330)	(274,851)
Proceeds from sale of oil and natural gas properties	225	15	45,185
Other, net	(77)	4,484	(424)

Net cash used in investing activities	(40,276)	(97,831)	(230,090)

Cash flows from financing activities:
Principal payments on pre-petition revolving credit facility	—	(318,961)	(323,000)
Borrowings on pre-petition revolving credit facility	—	26,050	326,000
Borrowings on exit credit facility	113,249	302,751	—
Principal payments on exit credit facility	(131,000)	—	—
Principal payments on DIP credit facility	—	(157,500)	—
Debt issuance costs and loan commitment fees	(1,206)	(7,100)	—
Repurchase of senior notes	—	—	(22,827)
Proceeds from issuance of New Preferred Stock	—	50,000	—
Other, net	(25)	(8)	(548)

Net cash used in financing activities	(18,982)	(104,768)	(20,375)

Net decrease in cash, cash equivalents and restricted cash	(20,893)	(30,444)	(3,243)

Cash, cash equivalents and restricted cash at beginning of period	59,417	89,861	6,060

Cash, cash equivalents and restricted cash at end of period	$38,524	$59,417	$2,817

2021E Guidance

Gulfport’s 2021 guidance assumes commodity strip prices as of July 7, 2021, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	12/31/21
	Low	High
Production
Average Daily Gas Equivalent (MMcfepd)	975	1,000
% Gas	~90%

Realizations (before hedges)
Natural Gas (Differential to NYMEX Settled Price) ($/Mcf)	$(0.10)	$(0.20)
NGL (% of WTI)	45%	50%
Oil (Differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating Costs
Lease operating expense ($/Mcfe)	$0.13	$0.15
Taxes other than income ($/Mcfe)	$0.11	$0.13
Transportation, gathering, processing and compression(1) ($/Mcfe)	$0.92	$0.96
Recurring general and administrative(2,3) (in millions)	$45.0	$47.0

(1)	Assumes rejection of TC Energy & Rover firm transportation agreements.
(2)	Recurring G&A includes capitalization. It excludes non-cash stock compensation and expenses related to certain legal and restructuring charges.

	Total
Capital Expenditures (incurred)	(in millions)
D&C	$270	$290
Leasehold and Land	$20

Total	$290	$310

Free Cash Flow(3)	$290	$310

(3)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include Adjusted Net Income, Adjusted EBITDA, Free Cash Flow, and Recurring General and Administrative Expense Before Capitalization. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted Net Income is a non-GAAP financial measure equal to (loss) income before income taxes less reorganization items, non-cash derivative loss, impairments of oil and gas properties, property and equipment, contractual charges on midstream disputes, non-recurring general and administrative expenses, gain on debt extinguishment, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable GAAP financial measure, plus interest expense, income tax expense, depreciation, depletion and amortization and impairment of oil and gas properties, property and equipment, reorganization items, non-cash derivative loss, contractual charges on midstream disputes, non-recurring general and administrative expenses, gain on debt extinguishment, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA plus certain non-cash items that are included in Net Cash Provided by (Used in) Operating Activities but excluded from Adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a Free Cash Flow estimate for 2021. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Recurring General and Administrative Expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expense. Gulfport includes a Recurring General and Administrative Expense estimate for 2021. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Adjusted Net Income: Three months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
Pre-Tax Net (Loss) Income	$(209,586)	$234,246	$24,660	$(561,068)

Adjustments:
Reorganization items, net	—	(305,617)	(305,617)	—
Non-cash derivative loss	132,969	103,775	236,744	97,529
Impairments	117,813	—	117,813	532,880
Contractual charges on midstream disputes	—	10,843	10,843	—
Non-recurring general and administrative expense	4,045	2,438	6,483	3,201
Gain on debt extinguishment	—	—	—	(34,257)
Loss from equity method investments	—	—	—	45
Other, net	(1,051)	2,332	1,281	8,979

Adjusted Net Income (Non-GAAP)	$44,190	$48,017	$92,207	$47,309

Dividends on New Preferred Stock	$(1,031)	$—	$(1,031)	$—
Participating Securities - New Preferred Stock(1)	$(8,115)	$—	$(15,995)	$—

Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$35,044	$48,017	$75,181	$47,309

Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(2)	$1.72	$0.30	$3.70	$0.29

(1)	For the Non-GAAP combined period, the Company calculated the impact of participating securities using the Adjusted Net Income amount of the Non-GAAP combined period.
(2)	For the Non-GAAP combined period, the Company used the Successor’s diluted weighted average share count to calculate per share amounts.

Adjusted Net Income: Six months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2020	Six Months Ended June 30, 2020
Pre-Tax Net (Loss) Income	$(209,586)	$243,028	$33,442	$(1,071,316)

Adjustments:
Reorganization items, net	—	(266,898)	(266,898)	—
Non-cash derivative loss	132,969	133,878	266,847	68,615
Impairments	117,813	—	117,813	1,086,225
Contractual charges on midstream disputes	—	30,351	30,351	—
Non-recurring general and administrative expense	4,045	8,923	12,968	7,723
Gain on debt extinguishment	—	—	—	(49,579)
Loss from equity method investments	—	342	342	10,834
Other, net	(1,051)	3,207	2,156	14,673

Adjusted Net Income (Non-GAAP)	$44,190	$152,831	$197,021	$67,175

Dividends on New Preferred Stock	$(1,031)	$—	$(1,031)	$—

Participating Securities - New Preferred Stock(1)	$(8,115)	$—	$(33,198)	$—

Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$35,044	$152,831	$162,792	$67,175

Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(2)	$1.72	$0.95	$8.01	$0.42

(1)	For the Non-GAAP combined period, the Company calculated the impact of participating securities using the Adjusted Net Income amount of the Non-GAAP combined period.
(2)	For the Non-GAAP combined period, the Company used the Successor’s diluted weighted average share count to calculate per share amounts.

Adjusted EBITDA: Three months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
Net (loss) income (GAAP)	$(209,586)	$242,214	$32,628	$(561,068)

Adjustments:
Interest expense	8,894	898	9,792	32,366
Income tax (benefit) expense	—	(7,968)	(7,968)	—
DD&A and impairment	150,401	22,041	172,442	598,425
Reorganization items, net	—	(305,617)	(305,617)	—
Non-cash derivative loss	132,969	103,775	236,744	97,529
Contractual charges on midstream disputes	—	10,843	10,843	—
Non-recurring general and administrative expenses	4,045	2,438	6,483	3,201
Gain on debt extinguishment	—	—	—	(34,257)
Loss from equity method investments	—	—	—	45
Other, net	(1,051)	2,332	1,281	8,979

Adjusted EBITDA (Non-GAAP)	$85,672	$70,956	$156,628	$145,220

Adjusted EBITDA: Six months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net (loss) income (GAAP)	$(209,586)	$250,996	$41,410	$(1,078,606)

Adjustments:
Interest expense	8,894	4,159	13,053	65,356
Income tax (benefit) expense	—	(7,968)	(7,968)	7,290
DD&A and impairment	150,401	78,561	228,962	1,230,539
Reorganization items, net	—	(266,898)	(266,898)	—
Non-cash derivative loss	132,969	133,878	266,847	68,615
Contractual charges on midstream disputes	—	30,351	30,351	—
Non-recurring general and administrative expenses	4,045	8,923	12,968	7,723
Gain on debt extinguishment	—	—	—	(49,579)
Loss from equity method investments	—	342	342	10,834
Other, net	(1,051)	3,207	2,156	14,673

Adjusted EBITDA (Non-GAAP)	$85,672	$235,551	$321,223	$276,845

Free Cash Flow: Three months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
Net cash provided by operating activity (GAAP)	$38,365	$48,980	$87,345	$116,384
Adjustments:
Interest expense	8,894	898	9,792	32,366
Current Income tax benefit	—	(7,968)	(7,968)	—
Cash reorganization items, net	—	140,395	140,395	—
Non-recurring general and administrative expenses	4,045	2,438	6,483	3,201
Contractual charges on midstream disputes	—	10,843	10,843	—
Other, net	(428)	2,603	2,175	3,114
Changes in operating assets and liabilities, net	34,796	(127,233)	(92,437)	(9,845)

Adjusted EBITDA (non-GAAP)	$85,672	$70,956	$156,628	$145,220
Interest expense	(8,894)	(898)	(9,792)	(32,366)
Capitalized expenses incurred(1)	(2,176)	(2,498)	(4,674)	(8,685)
Capital expenditures incurred(2)	(32,116)	(35,696)	(67,812)	(53,988)

Free cash flow (non-GAAP)	$42,486	$31,864	$74,350	$50,181

(1)	Includes incurred capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Free Cash Flow: Six months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net cash provided by operating activity (GAAP)	$38,365	$172,155	$210,520	$247,222
Adjustments:
Interest expense	8,894	4,159	13,053	65,356
Current Income tax benefit	—	(7,968)	(7,968)	—
Cash reorganization items, net	—	179,114	179,114	—
Non-recurring general and administrative expenses	4,045	8,923	12,968	7,723
Contractual charges on midstream disputes	—	30,351	30,351	—
Other, net	(428)	2,711	2,283	4,945
Changes in operating assets and liabilities, net	34,796	(153,894)	(119,098)	(48,401)

Adjusted EBITDA (non-GAAP)	$85,672	$235,551	$321,223	$276,845
Interest expense	(8,894)	(4,159)	(13,053)	(65,356)
Capitalized expenses incurred(1)	(2,176)	(8,020)	(10,196)	(14,302)
Capital expenditures incurred(2)	(32,116)	(108,408)	(140,524)	(189,293)

Free cash flow (non-GAAP)	$42,486	$114,964	$157,450	$7,894

(1)	Includes incurred capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three and Six months ended, June 30, 2021

(In thousands)

(Unaudited)

	Successor			Predecessor			Non-GAAP Combined			Predecessor
	Period from May 18, 2021 through June 30, 2021			Period from April 1, 2021 through May 17, 2021			Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
	Cash	Non- Cash	Total	Cash	Non- Cash	Total	Cash	Non- Cash	Total	Cash	Non- Cash	Total

General and administrative expense (GAAP)	$6,518	$—	$6,518	$6,039	$379	$6,418	$12,557	$379	$12,936	$8,568	$1,198	$9,766

Capitalized general and administrative expense	2,177	—	2,177	2,200	298	2,498	$4,377	$298	$4,675	7,205	957	8,162
Non-recurring general and administrative expense(1)	(4,045)	—	(4,045)	(2,438)	—	(2,438)	$(6,483)	$—	$(6,483)	(3,201)	—	(3,201)

Recurring general and administrative before capitalization	$4,650	$—	$4,650	$5,801	$677	$6,478	$10,451	$677	$11,128	$12,572	$2,155	$14,727

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.

	Successor			Predecessor			Non-GAAP Combined			Predecessor
	Period from May 18, 2021 through June 30, 2021			Period from January 1, 2021 through May 17, 2021			Six Months Ended June 30, 2021			Six Months Ended June 30, 2020
	Cash	Non- Cash	Total	Cash	Non- Cash	Total	Cash	Non- Cash	Total	Cash	Non- Cash	Total

General and administrative expense (GAAP)	$6,518	$—	$6,518	$18,002	$1,173	$19,175	$24,520	$1,173	$25,693	$23,020	$2,368	$25,388
Capitalized general and administrative expense	2,177	—	2,177	7,097	922	8,019	$9,274	$922	$10,196	11,701	1,891	13,592
Non-recurring general and administrative expense(1)	(4,045)	—	(4,045)	(8,923)	—	(8,923)	$(12,968)	$—	$(12,968)	(7,723)	—	(7,723)

Recurring general and administrative before capitalization	$4,650	$—	$4,650	$16,176	$2,095	$18,271	$20,826	$2,095	$22,921	$26,998	$4,259	$31,257

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.